Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Hydrogen Power, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David J. Cade, Chief Executive Officer and Principal Accounting Officerof the Company, hereby certify, to my knowledge, pursuant to 18 U.S.C. (1350, as adopted pursuant to (906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 19, 2007	/s/ David J. Cade
David J. Cade
Chief Executive Officer and Principal Accounting Officer

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